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                                                                   EXHIBIT 10.20


                                PERCEPTRON, INC.

                    1998 GLOBAL TEAM MEMBER STOCK OPTION PLAN


SECTION 1.   PURPOSE

         This Stock Option Plan, which shall be known as the Perceptron, Inc. 1998 Global Team Member Stock Option Plan (the "Plan"), is intended to encourage Team Members (as defined in Section 3.1) of Perceptron, Inc. (the "Company") and its subsidiaries to acquire shares of the Common Stock of the Company ("Common Stock") through Non-Qualified Stock Options ("Options"). It is believed that the Plan will encourage Team Members to have a greater financial investment in the Company through ownership of its Common Stock, will stimulate their efforts on the Company's behalf, will maintain and strengthen their desire to remain with the Company, and generally will be in the interest of the Company and its shareholders.

SECTION 2.   ADMINISTRATION

         2.1 ADMINISTRATION BY THE PRESIDENT. The Plan shall be administered by the President of the Company (the "President"). In addition to the powers granted to the President in Section 2.2, and subject to the limitations in
Section 2.4, the President shall have the authority to grant Options to Team Members under the terms of the Plan. The Board of Directors of the Company (the "Board") shall designate the maximum number of shares of Common Stock available under the Plan, which may become subject to Options granted by the President. Such number of shares may be revised from time to time by the Board.

         2.2 POWERS. The President shall have full and final authority to administer the Plan on behalf of the Company. Subject to the provisions of the Plan, this authority includes, but is not limited to, the power to:

             (a)   determine the persons to whom Options shall be granted;

             (b) determine the number of shares to be covered by the Option granted to each such person;

             (c) determine the price to be paid for the shares upon the exercise of each Option;

             (d)   prescribe the period within which Options may be exercised;

             (e)   grant Options conditionally or unconditionally; and

             (f)   prescribe the form(s) of the Stock Option
                   Agreement(s) evidencing the grant of Options under the Plan.




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         2.3 ADDITIONAL POWERS. Subject to the provisions of the Plan, the
President may: (i) adopt rules and regulations for the administration of the Plan, (ii) make interpretations of and determinations under the Plan, and (iii) take such action in connection with the Plan, or the Options granted hereunder, as he deems necessary or advisable. Each interpretation, determination or other action made or taken by the President pursuant to the Plan shall be final and conclusive for all purposes and upon all persons.

         2.4 LIMITATIONS. Notwithstanding the foregoing provisions of the Plan, the President shall not have the authority: (i) to grant Options to any single Team Member to purchase more than 10,000 shares of Common Stock in any fiscal year of the Company, or (ii) to grant more than 50,000 shares of Common Stock, in the aggregate, to Team Members at any one time, without first obtaining the prior written approval of the Company's Management Development, Compensation and Stock Option committee, or such other committee as determined by the Board (the "Committee").

         2.5 QUARTERLY REPORTS. The President shall provide quarterly reports to the Committee which summarize the terms and conditions of any Options granted by him during the previous calendar quarter.

SECTION 3.   ELIGIBILITY

         3.1 ELIGIBLE PERSONS. An individual shall be eligible to receive Options under the Plan if such individual is: (i) a full-time or part-time employee of the Company or one of its subsidiaries, (ii) not subject to Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) not serving as an officer of the Company at the time of the grant ("Team Member"). A Team Member may serve as an officer of a subsidiary of the Company.

         3.2 RELEVANT FACTORS. The President shall grant Options to those Team Members who, in the opinion of the President, are capable of contributing to the successful performance of the Company.

SECTION 4.   GRANTING OF OPTIONS

         4.1 SHARES AVAILABLE FOR OPTIONS. The Board shall reserve a total of 300,000 shares of Common Stock for purposes of the Plan.

         4.2 EFFECT OF EXPIRATION, TERMINATION OR SURRENDER. Shares subject to any unexercised portion of a terminated, canceled or expired Option may again be subjected to grants under the Plan. In the event that an Option granted under the Plan is exercised by delivering shares of Common Stock that previously were acquired by exercising Options granted under the Plan, such shares of previously-acquired Common Stock so delivered to the Company may again be subjected to grants under the Plan.


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         4.3 TERM OF OPTIONS. Subject to the provisions of this Section 4.3, the
President shall have full discretion to determine the period during which an Option may be exercised. In no event shall any Option granted under the Plan, by its terms, have an exercise period that extends beyond ten (10) years from the date of the grant. Unless specified otherwise in an optionee's Stock Option Agreement, twenty-five percent (25%) of the shares covered by an Option shall become exercisable on the first (1st) anniversary of the date of the grant, and another twenty-five percent (25%) of the shares shall become exercisable on each anniversary of the date of the grant until all shares covered by the Option become exercisable on the fourth (4th) anniversary of the date of the grant.

         4.4 OPTION PRICE. The President shall have the discretionary authority to establish, at the time an Option is granted, the purchase price of each share of Common Stock covered by such Option ("Option Exercise Price"); provided, however, that the Option Exercise Price shall not be less than 100% of the fair market value of the shares covered by the Option on the date of such grant. The Option Exercise Price shall be subject to adjustment in accordance with the procedures contained in Section 8 of the Plan. For purposes of the Plan, the fair market value of each share shall be deemed to be:

             (a) the average of the closing sales price of the Common Stock on the principal securities exchange on which the Common Stock may be listed at the time (or, if there have been no sales on such exchange on any day, the average of the closing high bid and low asked prices on such exchange at the end of such day) for the five (5) consecutive trading days on such exchange immediately preceding the date of the grant of the Option; or

             (b) if the Common Stock is not listed on a securities exchange, the average of the closing sales prices of the Common Stock on The Nasdaq Stock Market (or, if there have been no sales on The Nasdaq Stock Market on any such day, the average of the closing high bid and low asked prices on The Nasdaq Stock Market at the end of such day) for the five (5) consecutive trading days on The Nasdaq Stock Market immediately preceding the date of the grant of the Option; or

             (c) if the Common Stock is not listed on any domestic stock exchange or The Nasdaq Stock Market, the average of the mean between the closing high bid and low asked price as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if not so reported, by the system then regarded as the most reliable source of such quotations) for the five (5) consecutive trading days on NASDAQ or other such system immediately preceding the date of the grant of the Option; or

             (d) if none of the foregoing clauses apply, the fair value as determined in good faith by the President.

         4.5 EFFECT OF MERGER, CONSOLIDATION OR SALE OR TRANSFER OF ASSETS. If, in connection with any merger, consolidation, or sale or transfer by the Company of substantially all of its assets, any Option is not assumed or continued by the surviving corporation or the purchaser, any portion of such Option that is then not exercisable shall become exercisable immediately and the date of

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termination of such Option and the date on or after which such Option may be exercised, shall be advanced to a date to be fixed by the Committee, which date shall not be more than 15 days prior to such merger, consolidation, or sale or transfer; provided, however, that the Committee shall have the right, at any time prior to the occurrence of such merger, consolidation, or sale or transfer, to modify the provisions of this paragraph, including the termination of all of an optionee's rights set forth in this paragraph, to the extent required under applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements to permit the Company to account for a then contemplated business combination under pooling-of-interests accounting.

         4.6 NON-TRANSFERABILITY OF OPTIONS. No Option granted under the Plan shall be transferable by the optionee other than by will or by the laws of descent and distribution; an Option only may be exercised during an optionee's lifetime by such optionee. No transfer of an Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company is furnished with written notice of such transfer and a copy of the will, or such other evidence as the Company may deem necessary, to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option. If an optionee is declared legally incompetent, the optionee's duly appointed personal representative may exercise any Options which the optionee was eligible to exercise at the time when the optionee was declared incompetent, to the extent provided in Section 6 of the Plan, and upon furnishing to the Company such evidence of such legal representative's authority, as the Company may deem necessary, to establish the validity of such exercise.

         4.7 WRITTEN CONFIRMATION OF GRANTS. Each Option granted under the Plan shall be confirmed by a Stock Option Agreement which shall be executed by the Company and the person to whom the Option is granted.

SECTION 5.   EXERCISE OF OPTIONS

         5.1 EXERCISE. Each Option granted under the Plan shall be exercisable for such number of shares and on such date(s) or during such period(s) as shall be provided in the Stock Option Agreement evidencing such Option.

         5.2 NOTICE OF EXERCISE. An optionee who elects to exercise an Option granted under the Plan shall give written notice to the Company. Such notice shall state the number of full shares (no fractional shares may be purchased) to which the election applies.

         5.3 PURCHASE OF SHARES. The Option Exercise Price of each share purchased pursuant to the exercise of an Option shall be paid in full at the time of purchase by cash, personal check, bank draft, money order or the tender of Permitted Shares (as defined below) with a fair market value (determined as of the date of exercise of the Option) equal to the purchase price of the shares being purchased (the "Delivered Shares Method"). "Permitted Shares" are shares of Common Stock to be delivered to pay the Option Exercise Price (the "Delivered Shares") which have been owned by the

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optionee for at least six (6) months prior to the date of delivery, or, if they have not been owned by the optionee for at least six (6) months prior to the date of delivery, the optionee then owns, and has owned for at least six (6) months prior thereto, a number of shares of Common Stock at least equal in number to the Delivered Shares. Shares which have been counted during the prior six (6) months as owned by the optionee, for purposes of determining whether the optionee may exercise Options to purchase Common Stock pursuant to the Delivered Shares Method, may not be used as Delivered Shares and may not be counted as owned by the optionee for purposes of making calculations under the Delivered Shares Method. The Option Exercise Price also may be paid by delivering a properly executed exercise notice to the Company, together with irrevocable instructions to the optionee's broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("cashless exercise" procedure). Until an optionee has been issued a certificate or certificates for the shares so purchased, the optionee shall possess no rights of a shareholder with respect to any such shares.

         5.4 DELIVERY AND REGISTRATION OF STOCK. The Company shall not be required to deliver any shares of Common Stock under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which such shares may then be listed and (ii) the completion of such registration or other qualification of such shares under any federal, state or local law, rule or regulation as the President shall determine to be necessary or advisable.

         5.5 WITHHOLDING AND TAXES. Upon the exercise of an Option, the Company shall have the right to withhold applicable income and employment withholding taxes from a Team Member's compensation or require a Team Member to remit sufficient funds to satisfy such obligation.

         5.6 SECURITIES LAWS. Notwithstanding any provision of the Plan to the contrary, the Company's obligation to sell and deliver stock pursuant to the exercise of an Option is subject to compliance with federal, state and foreign laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any provisions of any federal or state law governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws. The Board may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, or under any blue sky or state securities laws applicable to such shares.

SECTION 6.   TERMINATION OF EMPLOYMENT

         6.1 GENERAL. Upon an optionee's termination of employment for any reason other than death or "total and permanent disability," as defined in
Section 22(e) of the Internal Revenue Code of 1986, as amended, any Option which such optionee was entitled to exercise on the date of such termination of employment shall be exercisable by the optionee at any time on or before the earlier

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of: (i) the expiration date of the Option, or (ii) three (3) months after the date of such termination, but only to the extent of the accrued right to purchase on the date of such termination. Any Option which such optionee was not entitled to exercise on the date of such termination of employment shall automatically terminate and all rights thereunder shall cease. Termination of employment shall be defined as the last day on which an optionee performs services for the Company or any of its subsidiaries and shall not include severance pay periods, paid vacation periods or periods during which compensation in lieu of notice is paid following an optionee's actual termination of employment. Leaves of absence from the Company or any of its subsidiaries for military or government service, or for other special purposes approved by the President, shall not constitute a termination of employment under this Section 6.1.

         SECTION 6.2 DISABILITY. If an optionee's employment is terminated because of such optionee's total and permanent disability, any Option which such optionee was entitled to exercise on the date of such total and permanent disability shall be exercisable by the optionee at any time on or before the earlier of: (i) the expiration date of the Option, or (2) one (1) year after the date of such total and permanent disability, but only to the extent of the accrued right to purchase on the date of such total and permanent disability.

         SECTION 6.3 DEATH. If an optionee's employment is terminated because of such optionee's death, any Option which such optionee was entitled to exercise on the date of death shall be exercisable by the legal representative of such optionee's estate (on behalf of the optionee's estate, or on behalf of the person to whom the Option passed by will or by the laws of descent and distribution) at any time on or before the earlier of: (i) the expiration date of the Option, or (ii) one (1) year after the optionee's date of death, but only to the extent of the accrued right to purchase on the date of death.

SECTION 7.  EFFECT OF PLAN ON EMPLOYMENT

         Neither the adoption of the Plan, nor the granting of any Option under the Plan, shall be deemed to create any right in any individual to be retained or continued in the employ of the Company or any of its subsidiaries. Option grants under the Plan are discretionary and are not a part of regular salary. Option grants may not be used to determine the amount of compensation for any purpose under the Company's benefit plans. No optionee shall have any rights as a shareholder with respect to any shares covered by an Option until a certificate is issued to the optionee for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

SECTION 8.  ADJUSTMENTS

         In the event of any stock dividend on the Common Stock, subdivision or combination of shares of the Common Stock, or reclassification of the Common Stock, and in the event of a merger, consolidation, share exchange, reorganization, recapitalization or other change in the capitalization of the Company directly affecting the outstanding Common Stock, the aggregate number and class

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of shares available for the granting of Options under the Plan, the number and class of shares subject to each outstanding Option and the Option Exercise Prices, shall be proportionately adjusted by the Board. The Board may (but shall not be obligated to) make any appropriate adjustment of the aggregate number and class of shares subject to each outstanding Option, the aggregate number and class of shares available for the granting of Options under the Plan, and the Option Exercise Prices, to reflect any spin-off, spin-out or other distribution of assets to shareholders or any acquisition of the Company's stock or assets or other change which the Board determines to be similar, in its substantive effect upon the Plan or its Options, to any of the changes expressly indicated in this sentence. The foregoing adjustments, and their application to particular circumstances, shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

SECTION 9. AMENDMENT AND TERMINATION

         The Board shall have the right to suspend, terminate or amend the Plan at any time. However, no such amendment, modification or termination of the Plan shall in any manner affect any Option granted under the Plan without the consent of the Optionee holding the Option.

SECTION 10. GOVERNING LAW

         The Plan and all actions taken under the Plan shall be governed and construed in accordance with Michigan law.

SECTION 11. EFFECTIVE DATE AND DURATION

         This Plan shall become effective February 26, 1998, subject to the approval of the Board of Directors of the Company. No Options shall be granted under the Plan subsequent to February 25, 2008.

         THIS PLAN is hereby executed on February 26, 1998.


                                                 PERCEPTRON, INC.


                                                 By:/s/ ALFRED A. PEASE
                                                    ---------------------------
                                                    Alfred A. Pease, Chairman,
                                                    President and Chief
                                                    Executive Officer

                                                    BOARD APPROVAL:  2/26/1998


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
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                           UNDER THE PERCEPTRON, INC.
                    1998 GLOBAL TEAM MEMBER STOCK OPTION PLAN



         THIS STOCK OPTION AGREEMENT made this ________ day of
______________________, 19___, by and between Perceptron, Inc., a Michigan corporation (the "Company"), and ________, who is currently employed by the Company or one of its subsidiaries (the "Optionee").

         1. GRANT OF OPTION. Subject to the terms and conditions hereof, the Company hereby grants to the Optionee an option to purchase from the Company up to, but not exceeding in the aggregate,______ shares of the Company's Common Stock at a price of $______ per share.

         2. RIGHT TO EXERCISE OPTION. The Optionee may purchase from the Company on and after the first (1st) anniversary of the date of grant, 25% of the shares covered by this option, and on each succeeding one year anniversary thereof, may exercise an additional 25% of the shares covered by the option, so that on the fourth (4th) anniversary of the date of grant this option shall be fully exercisable. Notwithstanding any provision of this Agreement, no portion of this option shall be exercisable on or after the tenth (10th) anniversary of the date of grant.

         3. TERMINATION OF EMPLOYMENT. If, prior to the date on which this option first shall become exercisable, the Optionee's employment with the Company or any of its subsidiaries is terminated for any reason, the Optionee's right to exercise this option shall terminate and all rights hereunder shall cease. As used in this Agreement, the term "subsidiary" of the Company means any "subsidiary corporation" as defined in Section 424(f) of the Code, the term "employment" means employment with the Company or any subsidiary of the Company, and the term "disability" means "total and permanent disability," as defined in
Section 22(e) of the Code.

         If, on or after the date on which this option first shall become exercisable, the Optionee's employment is terminated for any reason other than death or disability, the Optionee shall have the right to exercise this option, to the extent that it was exercisable and unexercised on the date of the Optionee's termination of employment, at any time on or before the earlier of:
(i) the expiration date of the option, or (ii) three (3) months after the date of such termination of employment, subject to any other limitation on the exercise of such option in effect on the date of exercise.

         If, on or after the date on which this option first shall become exercisable, the Optionee's employment is terminated due to the Optionee's death or disability, the Optionee, the executor or the administrator of the estate of the Optionee, or the person(s) to whom the option has been transferred by will or by the laws of descent and distribution, shall have the right to exercise this

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option at any time on or before the earlier of: (i) the expiration date of the option, or (ii) one (1) year from the date of the Optionee's death or disability, to the extent that the option was exercisable and unexercised on the date of the Optionee's death or disability, subject to any other limitation on the exercise of such option in effect on the date of exercise.

         For purposes of this Agreement, the transfer of an Optionee to/from the Company to/from any of its subsidiaries, shall not constitute a termination of employment. In addition, a leave of absence by an Optionee shall not constitute a termination of employment, provided the Optionee obtains the prior written consent of the Company for such leave of absence.

         Notwithstanding the provisions contained in Section 2 "Right to Exercise Option" and Section 3 "Termination of Employment" of this Agreement, if, in connection with any merger, consolidation, or sale or transfer by the Company of substantially all of its assets, this option is not assumed or continued by the surviving corporation or the purchaser, the date of termination of this option and the date on or after which this option, or any portion thereof not then exercisable, may be exercised, shall be advanced to a date to be fixed by the Company's Management Development, Compensation and Stock Option committee, or such other committee as determined by the Board of Directors (the "Committee"), which date shall not be more than 15 days prior to such merger, consolidation, or sale or transfer; provided however, that the Committee shall have the right, at any time prior to the occurrence of such merger, consolidation or sale or transfer, to modify the provisions of this paragraph, including the termination of all of the Optionee's rights set forth in this paragraph, to the extent required under applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements, to permit the Company to account for a then contemplated business combination under pooling-of-interests accounting.

         4.  EXERCISE OF OPTION.

         (a) At any time during which this option may be exercised as provided in this Agreement, the Optionee may exercise any portion of this option which is then exercisable, in whole or in part, by delivering a written notice to the Company, in the form attached hereto, signed by the Optionee.

         (b) In addition, the Optionee shall deliver, on the date of exercise:

             (i) cash, personal check, bank draft or money order equal to the purchase price of the shares being purchased,

             (ii) such documents as are or may be required to effect a cashless exercise pursuant to Section 5.3 of the 1998 Global Team Member Stock Option Plan (the "Plan"), or

             (iii) Permitted Shares with a fair market value (determined as of the date of exercise of the option and as defined in the Plan) equal to the purchase price of the shares being purchased (the "Delivered Shares Method") pursuant to Section 5.3 of the Plan.

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         (c) "Permitted Shares" are shares of Company Common Stock to be delivered to pay the exercise price of the option (the "Delivered Shares"):

             (i) which have been owned by the Optionee for at least six (6) months prior to the date of delivery, or

             (ii), if they have not been owned by the Optionee for at least six (6) months prior to the date of delivery, the Optionee then owns, and has owned for at least six (6) months prior thereto, a number of shares of Company Common Stock at least equal in number to the Delivered Shares.

         (d) Shares which have been counted during the prior six (6) months as owned by the Optionee, for purposes of determining whether the Optionee may exercise options to purchase Common Stock pursuant to the Delivered Shares Method, may not be used as Delivered Shares and may not be counted as owned by the Optionee for purposes of making calculations under the Delivered Shares Method.

         5. COMPLIANCE WITH SECURITIES LAWS. Notwithstanding any provision in this Agreement to the contrary, the Company's obligation to sell and deliver stock under this option is subject to such compliance with federal, state and foreign laws, rules and regulations applying the authorization, issuance or sale of securities, and applicable stock exchange requirements, as the Company deems necessary or advisable.

         6. NON-ASSIGNABILITY. The option hereby granted shall not be transferable by the Optionee other than by will or by the laws of descent and distribution, and the option may be exercised only during the Optionee's lifetime by the Optionee. Any person to whom this option is transferred shall take such option subject to the terms and conditions of this Agreement. No such transfer of an option shall be effective to bind the Company unless the Company is furnished with written notice of the transfer, and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee(s) of the terms and conditions of this Agreement. No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported assignee or transferee any interest or right herein whatsoever, except to the extent an Optionee makes a transfer by will or by the laws of descent and distribution.

         7. DISPUTES. The granting of this option under this Agreement is conditioned upon the agreement by the Optionee, and the Optionee's successors and assigns, that any dispute or disagreement which may arise under or as a result of this Agreement shall be resolved by the Committee in its sole discretion and judgment, and that any such determination or interpretation by the Committee of the terms of this Agreement shall be final, binding and conclusive for all purposes.

         8. ADJUSTMENTS. In the event of any stock dividend on the Common Stock, subdivision or combination of shares of the Common Stock, or reclassification of the Common Stock, and in the

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event of a merger, consolidation, share exchange, reorganization, recapitalization or other change in the capitalization of the Company directly affecting the outstanding Common Stock, the rights of the Optionee shall be determined pursuant to Section 8 of the Plan and any adjustment to this option shall be made in accordance with Section 8 of the Plan.

         9. RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by this option until the certificate(s) are issued upon the exercise of the option, in full or in part, and then only with respect to the shares represented by such certificate(s).

         10. NOTICES. Any notice which relates to this Agreement shall be made in writing and if such notice is mailed, it shall be mailed by either registered or certified mail, with return receipt requested. Any notice to the Company either shall be delivered or addressed to the Secretary of the Company at the Company's headquarters. Any notice by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last known address, as then contained in the records of the Company, or such other address as the Optionee may designate. Either party may designate a different address to which notices shall be addressed, provided the other party has received sufficient notification of such designation. Any notice given by the Company to an Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire any rights hereunder.

         11. "OPTIONEE" TO INCLUDE CERTAIN TRANSFEREES. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances in which the provision logically should apply to any other person(s) to whom the option, in accordance with the provisions of Section 6 hereof, may be transferred, the word "Optionee" shall be deemed to include such other person(s).

         12. GOVERNING LAW. This Agreement is made under and shall be construed in accordance with the laws of the State of Michigan.

         13. PROVISIONS OF PLAN CONTROLLING. The provisions of this Agreement are subject to the terms and provisions of the Plan. Copies of the Plan are available for review upon request. In the event a conflict arises between the provisions of this option and the provisions of the Plan, the provisions of the Plan shall control, except to the extent that the provisions of this option limit or restrict the rights of an Optionee to a greater extent than that which is set forth in the Plan.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         PERCEPTRON, INC.


                                         By:
                                            ----------------------------------
                                         Title:
                                               -------------------------------

                                         -------------------------------------
                                                                    , OPTIONEE
                                         ---------------------------


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                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION
                           UNDER THE PERCEPTRON, INC.
                    1998 GLOBAL TEAM MEMBER STOCK OPTION PLAN




Perceptron, Inc.
47827 Halyard Drive
Plymouth, MI  48170

Dear Sir:

         A non-qualified stock option was granted to me on ____________________________, 19_____ to purchase __________ shares of
Perceptron, Inc. Common Stock at a price of $__________ per share.

         I hereby elect to exercise my non-qualified stock option with respect to ___________ shares for an aggregate purchase price of $__________ . I hereby elect to pay for such shares as follows:

         Personal Check                                       $________
         Cash                                                 $________
         Bank Draft                                           $________
         Money Order                                          $________
         Cashless Exercise                                    $________
         Perceptron Common Stock                              $________

              Total                                           $
                                                               ========

         [A personal check [or cash, bank draft or money order] for the purchase price [is enclosed herewith.]

         [Documents as are required to effect a cashless exercise are enclosed.]

         [I hereby elect to exercise my stock option with respect to _______ shares through a combination of cash payments and shares of Perceptron, Inc. Common Stock, as described on the attached Exhibit A. A personal check for the purchase price to be paid in cash is enclosed herewith. Certificates for ________ shares of Perceptron, Inc. Common Stock are enclosed herewith, along with a duly executed stock power in proper form for transfer, with all signatures properly guaranteed by a national bank or member firm of the NYSE or AMEX. [I represent that the shares of Perceptron, Inc. Common Stock enclosed herewith have been owned by me for more than six months.] or [I currently own more than ____________ shares of Perceptron, Inc. Common Stock

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


which have been owned by me for more than six months]. Such shares have not been counted during the prior six months as owned by me for purposes of determining whether I may exercise options to purchase Common Stock pursuant to the Delivered Shares Method.]

         I represent that the shares of stock that I am purchasing upon this exercise of my option are being purchased for investment purposes and not with a view to resale. This representation shall not be binding upon me if the shares of Common Stock that I am purchasing are subject to an effective Registration Statement under the Securities Act of 1933.



                                                 ______________________________
                                                 Optionee



Dated:_____________________, 19___





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